UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 6, 2015 (August 6, 2015)

SPECIAL VALUE CONTINUATION PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00897	68-0631675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee of the registrant recently completed a competitive process to determine which audit firm would serve as the registrant’s independent registered public accounting firm for the year ended December 31, 2015. On August 4, 2015, the Audit Committee determined to engage Deloitte & Touche LLP (“Deloitte”) as the registrant’s independent registered public accounting firm for the year ended December 31, 2015, to be effective immediately following the registrant’s filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2015 (“Second Quarter 10-Q”). Contemporaneous with the determination to engage Deloitte, the Audit Committee dismissed Ernst & Young LLP (“E&Y”) as the registrant’s independent registered public accounting firm, also effective immediately following the filing of the registrant’s Second Quarter 10-Q.

The reports of E&Y on the registrant’s consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2014 and 2013, and through August 6, 2015 there were no (a) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter thereof in connection with its reports for such years; nor (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The registrant provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from E&Y a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of E&Y’s letter dated August 6, 2015 is attached as Exhibit 16.1.

During the years ended December 31, 2014 and 2013 and the subsequent interim period through August 6, 2015, the registrant did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP, dated as of August 6, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIAL VALUE CONTINUATION PARTNERS, LP

Date: August 6, 2015

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP, dated as of August 6, 2015.

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